UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 07, 2024

AVISTA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-03701	91-0462470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 East Mission Avenue
Spokane, Washington		99202-2600
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 489-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On May 7, 2024, Avista Corporation (Avista Corp.) entered into four separate Sales Agency Agreements (each, an “Agreement” and collectively, the “Agreements”) with BofA Securities, Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc. and MUFG Securities Americas Inc. (collectively, the “Sales Agents”). Under the terms of the Agreements, Avista Corp. may offer and sell up to a total of 3,305,541 shares of its common stock, no par value, from time to time through the Sales Agents, as Avista Corp.’s agents for the offer and sale of the shares. Unless earlier terminated, each Agreement will terminate upon the earlier of (i) the sale of all of the shares and (ii) May 5, 2028.

The shares are registered on Avista Corp.’s registration statement previously filed with the Securities and Exchange Commission (SEC) (File No. 333-264790), which became effective on May 9, 2022 (the “Registration Statement”), and will be offered by the Prospectus, dated May 9, 2022, as supplemented by the Prospectus Supplement, dated May 7, 2024. Avista Corp. has filed such Prospectus Supplement, accompanied by such Prospectus, with the SEC in connection with this offer and sale of shares.

This Current Report on Form 8-K is being filed for the purpose of filing the Agreements and required legal opinions as exhibits to the Registration Statement. Such exhibits are hereby incorporated by reference into the Registration Statement.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein The offer and sale of securities is being made only by means of a prospectus and related prospectus supplement. There shall not be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
1(e)	Sales Agency Agreement dated May 7, 2024 between Avista Corp. and BofA Securities, Inc.
1(f)	Sales Agency Agreement dated May 7, 2024 between Avista Corp. and J.P. Morgan Securities LLC
1(g)	Sales Agency Agreement dated May 7, 2024 between Avista Corp. and KeyBanc Capital Markets Inc.
1(h)	Sales Agency Agreement dated May 7, 2024 between Avista Corp. and MUFG Securities Americas Inc.
5(c)	Opinion and Consent of Gregory C. Hesler, Esq.
5(d)	Opinion and Consent of Bracewell LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avista Corporation
(Registrant)

Date:	May 7, 2024	By:	/s/ Gregory C. Hesler
Gregory C. Hesler Senior Vice President, General Counsel, Corporate Secretary and Chief Ethics/Compliance Officer